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                                                                    EXHIBIT 10.3

                          PLEDGE AND COLLATERAL ACCOUNT
                                    AGREEMENT


                                     Between

                             HIBERNIA NATIONAL BANK,
                       AS COLLATERAL AGENT AND DEPOSITARY,



                                       and


                           PICCADILLY CAFETERIAS, INC.




                                December 21, 2000




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                     PLEDGE AND COLLATERAL ACCOUNT AGREEMENT


         THIS PLEDGE AND COLLATERAL ACCOUNT AGREEMENT (this agreement as it may be amended, modified, supplemented or waived from time to time being this "Agreement") is made and entered into as of December 21, 2000 between HIBERNIA NATIONAL BANK, as Collateral Agent (in such capacity, the "Collateral Agent") and as the depositary of the collateral account established pursuant to this Agreement (in such capacity, the Depositary"), and PICCADILLY CAFETERIAS, INC., a Louisiana corporation (the "Company").

                                    Recitals

         A. On the date of this Agreement, the Company, Hibernia National Bank, as administrative agent (in such capacity, the "Administrative Agent"), and certain commercial lending institutions (together with other commercial lending institutions that may from time to time become parties thereto, the "Banks"), are entering into that certain Amended and Restated Credit Agreement, pursuant to which the Banks are making $25,000,000 of credit available to the Company (as the same is from time to time supplemented, amended, restated, extended, replaced or refinanced, the "Credit Agreement").

         B. On the date of this Agreement, the Company and The Bank of New York, as trustee (in such capacity, the "Trustee"), on behalf of, and for the benefit of, the Noteholders (as defined herein), are entering into that certain Indenture (as the same is from time to time supplemented, amended, restated, extended, or increased, the "Indenture"), and the Company and Jefferies & Company Inc. (the "Initial Purchaser" and, together with any other present or future holders of the Senior Notes (as defined herein), the "Noteholders"), are entering into that certain Purchase Agreement dated December 12, 2000, as amended and restated on December 19, 2000, to be effective as of December 12, 2000, between the Company and the Initial Purchaser (as the same is from time to time supplemented, amended, or modified, the "Purchase Agreement"), pursuant to which, the Company will issue and sell to the Initial Purchaser the Company's $75,500,000 Senior Notes due 2007 (of any series, whether fixed rate or floating rate, the "Senior Notes").

         C. On the date of this Agreement, the Company, certain financial institutions party thereto (the "Lenders"), and the Administrative Agent are entering into that certain Term Loan Credit Agreement (the "Term Loan Credit Facility"), pursuant to which the Lenders have made a term loan having a stated principal amount of $5,500,000 to the Company, said obligations being evidenced by various notes (the "Term Loan Notes").

         D. The Banks, the Lenders, the Administrative Agent, the Trustee, for itself and on behalf of the Noteholders, and the Collateral Agent (the Banks, the Lenders, the Administrative Agent, the Trustee, the Noteholders and the Collateral Agent collectively being the "Creditors"), are entering into that certain Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement") to establish their relative rights with respect to payment of their respective indebtedness owed by the Company and any other Obligor (as defined therein), to agree as to the exercise of certain remedies





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and to appoint Hibernia National Bank as Collateral Agent for the purposes of dealing with the Credit Documents (as defined in the Intercreditor Agreement) and apportioning payments among the Creditors and for other purposes as set forth herein.

         E. To secure the obligations of the Company under the Indenture, the Term Loan Credit Facility and the Credit Agreement, the Company has agreed to pay and deposit certain funds into an account established by the Collateral Agent, and grant to the Collateral Agent a Lien on such account and the amounts deposited or financial assets credited thereto.

         F. Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01 Terms Defined Above; Indenture Terms. As used in this Agreement (including the Recitals), the terms defined above shall have the meanings respectively assigned to them and capitalized terms not defined above or in Section 1.02 shall have the meaning set forth in the Intercreditor Agreement.

         Section 1.02 Certain Definitions. As used in this Agreement (including the Recitals), the following terms shall have the following meanings, unless the context otherwise requires:

         "Collateral" shall mean the following types or items of property: (a) the Collateral Account; (b) all interest, profits and other income from the Collateral Account, whether now accrued or hereafter accruing; (c) all additional deposits hereafter made to the Collateral Account; (d) all renewals, replacements and substitutions for any of the foregoing, and (e) all proceeds of any of the foregoing.

         "Collateral Account" means account no. 882140016 maintained at the Depositary or its agent or designee, including any successor account thereto, styled the "Piccadilly Cafeterias, Inc. Collateral Account".

         "Event of Default" has the meaning set forth in Section 7.01.

         "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Louisiana UCC" means the Uniform Commercial Code as presently in effect in the State of Louisiana. Unless otherwise provided herein, all terms which are defined in the Louisiana UCC and


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not otherwise defined herein shall have their respective meanings as used in
Chapter 9 of the Louisiana UCC.

         Section 1.03 Rules of Construction. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (c) "or" is not exclusive; (d) words in the singular include the plural, and in the plural include the singular; (d) provisions apply to successive events and transactions; and (e) the term "merger" includes an amalgamation, a compulsory share exchange, a conversion of a corporation into another business entity and any other transaction having efforts substantially similar to a merger under the General Corporation Law of the State of Delaware.

                                   ARTICLE II
                                SECURITY INTEREST

         Section 2.01 Pledge. The Company hereby pledges, assigns, and grants to the Collateral Agent a security interest in and right of set-off against all of the Company's right, title and interest in and to the Collateral to secure the prompt payment and performance of the Obligations and the performance by the Company of this Agreement.

         Section 2.02 Transfer of Collateral. The Company agrees that if (a) any portion of the Collateral shall ever be evidenced by a certificate or instrument and (b) such certificates or instruments representing or evidencing a portion of the Collateral cannot be held in, carried in or credited to the Collateral Account, then it shall deliver such certificates or instruments to the Collateral Agent who shall hold them pursuant hereto and which certificates or instruments shall be indorsed to the Collateral Agent or indorsed in blank by an effective indorsement.

         Section 2.03 Depositary Notice. By executing this Agreement, the Depositary does hereby acknowledge receipt of notice of the security interest created by this Agreement and that this notice constitutes the notice required to perfect a security interest in the Collateral Account under La.-R.S. 10:9-305(4).

                                   ARTICLE III
                             THE COLLATERAL ACCOUNT

         Section 3.01 Establishment and Character of Collateral Account. The Depositary hereby acknowledges and agrees that it has established, on the books and records of its offices in Louisiana, the Collateral Account in the name of the Collateral Agent, on behalf of the Creditors, which account is under the sole dominion and control of the Collateral Agent, but otherwise belonging to the Company. The Depositary hereby further agrees that the Depositary shall not change the name or account number of the Collateral Account without the prior written consent of the Collateral Agent and at least five Business Days prior notice to the Company and the Collateral Agent.




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         Section 3.02 Account Control.

         (a) Until the Principal Agreements have terminated and the Obligations have been paid in full, neither the Company nor any Obligor shall have any rights to withdraw cash or other property held in or credited to the Collateral Account, except as contemplated by the Indenture, the Term Loan Credit Facility, the Credit Agreement and the Intercreditor Agreement.

         (b) The Collateral Agent shall make or direct the Depositary to make, to the extent required or authorized hereunder, withdrawals from the Collateral Account to make required payments to or on behalf of the Company in compliance with the provisions of the Indenture, the Term Loan Credit Facility, the Credit Agreement and the Intercreditor Agreement.

         Section 3.03 Subordination of Lien. In the event that the Depositary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Collateral Account, the Depositary hereby agrees that such security interest shall be subordinate to any and all Liens of the Collateral Agent. The Collateral Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Collateral Agent (except the face amount of any checks which have been credited to the Collateral Account but are subsequently returned unpaid because of uncollected or insufficient funds).

         Section 3.04 No Other Agreements. There are no other agreements entered into between the Depositary (in such capacity), the Collateral Agent and the Company with respect to the Collateral Account.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Collateral Agent to accept this Agreement, the Company represents and warrants to the Collateral Agent (which representations and warranties will survive the creation of the Obligations) that:

         Section 4.01 Ownership of Collateral; Encumbrances. The Company is and will be the legal and beneficial owner of the Collateral free and clear of any Lien, except for the security interest created by this Agreement; and the Company has full right, power, and authority to pledge, assign, and grant a security interest in the Collateral to the Collateral Agent.

         Section 4.02 No Required Consent. No authorization, consent, approval, or other action by, and no notice to or filing with (excluding the notice to the Depositary pursuant to Section 2.03 hereof), any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by the Company of this Agreement, (ii) the grant by the Company of the security interest granted by this Agreement, (iii) the perfection of such security interest or (iv) the exercise by the Collateral Agent of its rights and remedies under this Agreement.

         Section 4.03 First Priority Security Interest. The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, enforceable against the Company and all third parties and securing payment of the Obligations except as such




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enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought.

         Section 4.04 Collateral. All statements or other information provided by the Company to the Collateral Agent describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects. The delivery at any time by the Company to the Collateral Agent or the Depositary for credit to the Collateral Account of additional Collateral shall constitute a representation and warranty by the Company to the Collateral Agent hereunder that the representations and warranties of this Article IV are correct insofar as they would pertain to such Collateral or the descriptions thereof.

         Section 4.05 Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of the Company is located at 3232 Sherwood Forest Blvd., Baton Rouge, Louisiana 70816.

         Section 4.06 Due Authorization, Etc. This Agreement has been duly authorized, executed and delivered by the Company.

                                    ARTICLE V
                            COVENANTS AND AGREEMENTS

         The Company will at all times comply with the covenants and agreements contained in this Article V, from the date hereof and for so long as any part of the Obligations are outstanding:

         Section 5.01 Change in Location of Company. The Company will give the Collateral Agent 30 days' prior written notice of (i) the opening or closing of any place of its business or (ii) any change in the location of its chief executive office or address.

         Section 5.02 Change in Company's Name or Corporate Structure. The Company will not change its name, identity or corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) without notifying the Collateral Agent of such change in writing at least 30 days prior to the effective date of such change.

         Section 5.03 Further Assurances. The Company shall (at the Company's expense) comply with Section 4.20 of the Indenture and Section 7.39 of the Credit Agreement with respect to the Collateral and this Agreement. The Company shall also execute and deliver all such assignments, or other documents and give further assurances and do all other acts and things as the Collateral Agent or Depositary may reasonably request or as may be advised by an Opinion of Counsel are reasonably necessary or desirable to perfect and maintain as first priority the Collateral Agent's interest in and control of the Collateral, and to protect, enforce, or otherwise effect the Collateral Agent's rights and remedies hereunder.



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         Section 5.04 No Filings By Third Parties. The Company will not give the
Depositary notice of any other security interest in the Collateral or execute any financing statement or other public notice or recording covering the Collateral, so long as any of the Obligations are outstanding.

         Section 5.05 Sale, Disposition or Encumbrance of Collateral. The Company will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than the Collateral Agent.

         Section 5.06 Records and Information. The Company shall keep accurate and complete records of the Collateral (including proceeds, payments, distributions, income and profits). The Collateral Agent may upon reasonable prior notice at any reasonable time have access to, examine, audit, make extracts from and inspect without hindrance or delay the Company's records, files and the Collateral. Upon the request of Collateral Agent, the Company will promptly provide written notice to the Collateral Agent of all information which in any way relates to or affects the filing of any financing statement or other public notices or recordings, or the delivery and possession of items of Collateral for the purpose of perfecting a security interest in the Collateral.

                                   ARTICLE VI
               RIGHTS, DUTIES, AND POWERS OF THE COLLATERAL AGENT

         The following rights, duties and powers of the Collateral Agent are applicable irrespective of whether an Event of Default occurs and is continuing:

         Section 6.01 Discharge Encumbrances. The Collateral Agent may, at its option, discharge any taxes and Lien at any time levied or placed on the Collateral other than any such taxes or Liens that the Company is contesting in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are being maintained on the books of the Company in accordance with GAAP. The Company agrees to reimburse the Collateral Agent upon demand for any payment so made.

         Section 6.02 Cumulative and Other Rights. The rights, powers and remedies of the Collateral Agent hereunder are in addition to all rights, powers, and remedies given by law, in equity or in the Indenture, the Credit Agreement or any other Security Document. The exercise by the Collateral Agent of any one or more of the rights, powers, and remedies herein shall not be construed as a waiver of any other rights, powers, and remedies, including, without limitation, any other rights of set-off.

         Section 6.03 Disclaimer of Certain Duties.

         (a) The powers conferred upon the Collateral Agent by this Agreement are to protect the Collateral Agent's interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Company hereby agrees that the Collateral Agent shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, the Collateral Agent's


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delay or failure to collect upon, foreclose, sell, take possession of, or otherwise obtain value for the Collateral.

         (b) The Collateral Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any obligor on any Collateral or against any other Person. The Company waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Collateral Agent to exhaust any Collateral or enforce any other remedy which the Collateral Agent now has or may hereafter have against such an obligor or other Person.

         Section 6.04 Custody and Preservation of the Collateral. If the Collateral Agent takes possession of any Collateral, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral, it being understood and agreed, however, that the Collateral Agent shall have no responsibility for: (i) ascertaining or taking action with respect to matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against Persons with respect to any Collateral.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

         Section 7.01 Events. An "Event of Default" under the Indenture or the Credit Agreement shall constitute an "Event of Default" hereunder.

         Section 7.02 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may, subject to the terms of the Intercreditor Agreement, take any or all of the following actions without notice or demand to the Company (except where expressly required below or pursuant to the Indenture):

         (a) dispose of any or all of the Collateral in any commercially reasonable manner as the Collateral Agent may elect and in accordance with the Louisiana UCC, in a public or private transaction, at any location as deemed reasonable by the Collateral Agent either for cash or credit or for future delivery at such price as the Collateral Agent may deem fair, and (unless prohibited by the Louisiana UCC), the Collateral Agent may be the purchaser of any or all Collateral so sold and may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by the Collateral Agent either to itself or to any other Person shall be absolutely free from any claim of right by the Company, including any equity or right of redemption, stay, or appraisal which the Company has or may have under any rule of law, regulation, or statute now existing or hereafter adopted. Upon any such sale or transfer, the Collateral Agent shall have the right to deliver, assign, and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. If the Collateral Agent deems it advisable to do so, it may restrict the bidders or purchasers of any such sale



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or transfer to Persons who will represent and agree that they are purchasing the
Collateral for their own account and not with the view to the distribution or resale of any of the Collateral. The Collateral Agent may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. The Collateral Agent shall not be obligated to make any sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of the Collateral Agent, such sale or transfer shall not exhaust the rights of the Collateral Agent hereunder, and the Collateral Agent shall have the right to cause one or more subsequent sales or transfers to be made hereunder. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), the Collateral Agent's rights and remedies hereunder shall not be exhausted, waived, or modified, and the Collateral Agent is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred or all the Obligations are paid. In the event that the Collateral Agent elects not to sell the Collateral, the Collateral Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. To the extent permitted by the Louisiana UCC, each and every method of disposition of the Collateral described in this subsection or in subsection
(c) shall constitute disposition in a commercially reasonable manner;

         (b) apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by the Collateral Agent and permitted by the Louisiana UCC or otherwise permitted by law or in equity which application may include, without limitation, the reasonable attorneys' fees and legal expenses incurred by the Collateral Agent;

         (c) appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by the Collateral Agent of the Collateral;

         (d) execute, assign, and endorse negotiable and other instruments for the payment of money, documents of title, or other evidences of payment, shipment, or storage for any form of Collateral on behalf of and in the name of the Company;

         (e) exercise all rights under this Agreement and provide to the Depositary such directives and instructions for transfer and delivery of the Collateral, and take such other actions, in each case as may be necessary for the Collateral Agent to exercise its rights hereunder; and

         (f) exercise all other rights and remedies permitted by law or in equity.

         Section 7.03 Attorney-in-Fact. The Company hereby irrevocably appoints the Collateral Agent as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Collateral Agent's discretion upon the occurrence and during the continuance of an Event of Default, but at the Company's cost



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and expense and without notice to the Company, to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document, or instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse, and collect all instruments made payable to the Company representing any dividend, interest payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The foregoing power-of-attorney is coupled with an interest and is irrevocable.

         Section 7.04 Liability for Deficiency. If any sale or other disposition of Collateral by the Collateral Agent or any other action of the Collateral Agent hereunder results in reduction of the Obligations, such action will not release the Company or any other Obligor from its liability to the Collateral Agent for any unpaid Obligations, including costs, charges, and reasonable expenses incurred in the liquidation of Collateral unless provided otherwise under the Louisiana UCC, and the same shall be immediately due and payable to the Collateral Agent at the Collateral Agent's address set forth in the Intercreditor Agreement.

         Section 7.05 Reasonable Notice. If any applicable provision of any law requires the Collateral Agent to give reasonable notice of any sale or disposition or other action, the Company hereby agrees that ten (10) days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

         Section 7.06 Collateral. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges, or options pertaining to any of the Collateral as if it were the absolute owner thereof without liability except for its gross negligence or willful misconduct and to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         Section 7.07 Non-judicial Enforcement. The Collateral Agent may enforce its rights hereunder without prior judicial process or judicial hearing unless required by the Louisiana UCC, and to the extent permitted by law the Company expressly waives any and all legal rights which might otherwise require the Collateral Agent to enforce its rights by judicial process.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         Section 8.01 Notices. All notices and other communications provided for hereunder shall be made in accordance with the terms of the Intercreditor Agreement, if to the Company or the Collateral Agent, at the address or telecopier number set forth therein, and if to the Depositary, at its address or telecopier number set forth below:




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                  Hibernia National Bank
                  440 Third Street - 6th Floor
                  Baton Rouge, Louisiana 70801
                  Attention: Janet Rack, Vice President
                  Telecopier No.: (225) 381-2003

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties.

         Section 8.02 Amendments and Waivers. Any forbearance, failure, or delay by the Collateral Agent in exercising any right, power, or remedy hereunder shall not be deemed a waiver of any obligation of the Company or of any right, power, or remedy of the Collateral Agent; and no partial exercise of any right, power, or remedy shall preclude any other or further exercise thereof. The Company hereby agrees that if the Collateral Agent agrees to a waiver of any provision hereunder or an exchange of or release of the Collateral, any such action shall not constitute a waiver of any of the Collateral Agent's other rights or of the Company's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by the Company and the Collateral Agent, on behalf of the Creditors, in the manner set forth in the Intercreditor Agreement.

         Section 8.03 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana without regard to any principles of conflict of laws that would require the application of the laws of (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the Liens granted hereby).

         Section 8.04 Cumulative and Other Rights. The rights, powers and remedies of the Collateral Agent hereunder are in addition to all rights, powers, and remedies given by law or in equity or pursuant to any other agreement between the Collateral Agent and the Company with respect to the Obligations or this Agreement. The exercise by the Collateral Agent of any one or more of the rights, powers, and remedies herein shall not be construed as a waiver of any other rights, powers, and remedies, including, without limitation, any other rights of set-off.

         Section 8.05 Counterparts, Effectiveness. This Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.

         Section 8.06 Continuing Security Agreement.

         (a) Except as may be expressly applicable pursuant to Section 9-505 of the Louisiana UCC, no action taken or omission to act by the Collateral Agent hereunder shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the Collateral Agent shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.



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         (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to a Collateral Agent, debtor in possession, receiver, or other Person under any bankruptcy law, common law, or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by the Collateral Agent and the Collateral Agent's security interests, rights, powers, and remedies hereunder shall continue in full force and effect.

         Section 8.07 Intercreditor Agreement. This Agreement and the rights and remedies of the Collateral Agent and the Secured Parties are subject to the limitations, terms and conditions set forth in that certain Intercreditor Agreement.

         Section 8.08 Conflicting Provisions; Independence of Covenants. In the event any of the terms and provisions of this Agreement are inconsistent with the terms and provisions of either the Intercreditor Agreement, the Term Loan Credit Facility, the Credit Agreement or the Indenture, the respective terms of the Intercreditor Agreement, the Term Loan Credit Facility, the Credit Agreement and the Indenture shall control.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer on the day and year first above written.


COMPANY:                                    PICCADILLY CAFETERIAS, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


COLLATERAL AGENT                            HIBERNIA NATIONAL BANK,
AND DEPOSITARY:                             AS COLLATERAL AGENT AND DEPOSITARY


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

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